 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2025
The Pennant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38900	83-3349931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 E Riverside Drive, Suite 150,
Eagle, ID 83616

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (208) 506-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNTG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 2, 2025, The Pennant Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Closing Form 8-K”) announcing the consummation of the previously disclosed acquisitions contemplated by that certain Purchase Agreement (the “Purchase Agreement”), dated April 30, 2025, as amended by the First Amendment to Purchase Agreement dated October 1, 2025 (the “Amendment” and the Agreement as so amended by the Amendment, the “Amended Agreement”), by and among the Company, its wholly-owned subsidiaries, Cornerstone Healthcare, Inc. (“Equity Buyer”) and Tensaw River Healthcare LLC (“Asset Buyer”), and UnitedHealth Group Incorporated (“UnitedHealth”), Amedisys, Inc. (“Amedisys”) and certain other sellers (collectively, the “Sellers”). Pursuant to the Amended Agreement, Equity Buyer agreed to acquire from the Sellers certain equity interests in, and Asset Buyer agreed to acquire from the Sellers certain assets of, certain subsidiaries of UnitedHealth and Amedisys related to the business of providing home health, hospice, or palliative care services through certain providers (the “Transaction”). The Closing Form 8-K was previously amended by the filing of Amendment No. 1 on Form 8-K/A on October 2, 2025.

This Amendment No. 2 on Form 8-K/A (this “Amendment”) is being filed solely for the purpose of supplementing Items 9.01(a) and 9.01(b) of the Closing Form 8-K to provide the required financial statements of the acquired Amedisys subsidiaries and acquired UnitedHealth subsidiaries, as specified in Rule 3-05 of Regulation S-X, and the pro forma financial information required in connection with the Transaction pursuant to Article 11 of Regulation S-X. This Amendment should be read in conjunction with the Closing Form 8-K.

The pro forma financial information included as Exhibit 99.5 to this Amendment has been prepared for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Transaction had occurred on the relevant date and is not intended to project the future results or the financial condition that the Company may achieve following the Transaction. Except as set forth herein, no modifications have been made to the information contained in the Closing Form 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Closing Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited abbreviated financial statements of the acquired Amedisys subsidiaries, which comprise the statement of revenue and direct expenses for the year ended December 31, 2024, the statement of assets acquired and liabilities assumed as of December 31, 2024, and the notes related thereto, together with the Independent Auditors’ Report thereon, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
The audited abbreviated financial statements of the acquired UnitedHealth subsidiaries, which comprise the statement of revenue and direct expenses for the year ended December 31, 2024, the statement of assets acquired and liabilities assumed as of December 31, 2024, and the notes related thereto, together with the Independent Auditors’ Report thereon, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
The unaudited abbreviated financial statements of the acquired Amedisys subsidiaries, which comprise the statement of revenue and direct expenses for the six months ended June 30, 2025, the statement of assets acquired and liabilities assumed as of June 30, 2025, and the notes related thereto, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.
The unaudited abbreviated financial statements of the acquired UnitedHealth subsidiaries, which comprise the statement of revenue and direct expenses for the six months ended June 30, 2025, the statement of assets acquired and liabilities assumed as of June 30, 2025, and the notes related thereto, are filed as Exhibit 99.4 to this Amendment and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of the Company and the acquired businesses for the six months ended June 30, 2025 and for the year ended December 31, 2024, and the notes related thereto, are filed as Exhibit 99.5 to this Amendment and are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP relating to the abbreviated financial statements for the acquired Amedisys subsidiaries.
23.2	Consent of Deloitte & Touche LLP relating to the abbreviated financial statements for the acquired UnitedHealth subsidiaries.
99.1	Audited abbreviated financial statements of the acquired Amedisys subsidiaries as of and for the year ended December 31, 2024, including notes thereto and Independent Auditors’ report thereon.
99.2	Audited abbreviated financial statements of the acquired UnitedHealth subsidiaries as of and for the year ended December 31, 2024, including notes thereto and Independent Auditors’ report thereon.
99.3	Unaudited abbreviated financial statements of the acquired Amedisys subsidiaries as of and for the six months ended June 30, 2025, including notes thereto.
99.4	Unaudited abbreviated financial statements of the acquired UnitedHealth subsidiaries as of and for the six months ended June 30, 2025, including notes thereto.
99.5	Unaudited pro forma condensed combined financial statements of the Company and the acquired UnitedHealth and Amedisys subsidiaries for the six months ended June 30, 2025 and for the year ended December 31, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2025	THE PENNANT GROUP, INC.
	By:	/s/ LYNETTE B. WALBOM
Lynette B. Walbom
Chief Financial Officer